UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 12, 2010 (Date of earliest event reported)
Centrue Financial Corporation (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	0-28846 (Commission File Number)	36-3145350 (IRS Employer Identification Number)

7700 Bonhomme Avenue St. Louis, Missouri (Address of principal executive offices)		63105 (Zip Code)
3145055505 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 12, 2010, Centrue Financial Corporation issued a press release (the "Press Release") announcing results for the quarter ended September 30, 2010. A copy of the Press Release is attached as Exhibit 99.1 to this report. The attached Exhibit 99.1 is furnished pursuant to Item 2.02 of Form 8-K. The information in the Form 8-K and the Exhibit attached hereto shall not be deemed as "filed' for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by reference in such filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Centrue Financial Corporation dated November 12, 2010

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2010	CENTRUE FINANCIAL CORPORATION By: /s/ Kurt R. Stevenson Kurt R. Stevenson Senior Executive Vice President and Principal Financial Accounting Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Centrue Financial Corporation dated November 12, 2010